SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                    August 1, 2001

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                                             (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.   ACQUISITION OR DISPOSTION OF ASSETS.

None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5.   OTHER EVENTS

On August 1, 2001, the Registrant announced the financial results for the second quarter of fiscal 2001. The Registrant also announced that its Board of Directors authorized the repurchase of up to 500,000 shaers of its common stock.

On August 1, 2001, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated August 1, 2001.

ITEM 8.   Not Applicable.

None.

ITEM 9.   REGULATION FD DISCLOSURE

None.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: August 2, 2001                                                                                           By: /s/Michael Tule
                                                                                                                                       Michael Tule
                                                                                                                                       Vice President
                                                                                                                                       and General Counsel